Exhibit 23.1


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 28, 2005, except for Note 2, as to which the date is March 24, 2005, relating to the consolidated financial statements of Abraxas Petroleum Corporation appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO Seidman, LLP
--------------------

Dallas, Texas
August 11, 2005

                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 10, 2003, (July 18, 2003 as to Note 17, March 28, 2005 as to the reclassification of the 2002 consolidated financial statements for discontinued operations referred to in Note 2) relating to the financial statements of Abraxas Petroleum Corporation appearing in the Annual Report on Form 10-K of Abraxas Petroleum Corporation for the year ended December 31, 2004 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
-------------------------

San Antonio, Texas
August 11, 2005


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                                                                   Exhibit 23.3


                            DEGOLYER AND MACNAUGHTON
                        4925 GREENVILLE AVENUE, SUITE 400
                                ONE ENERGY SQUARE
                               DALLAS, TEXAS 75206



                                 August 9, 2005





Abraxas Petroleum Corporation
500 N. Loop 1604 East
Suite 100
San Antonio, Texas  78232

Ladies and Gentlemen:

We hereby consent to the incorporation in the "Experts" section of your Registration Statement on Form S-3 dated on or about August 11, 2005, of the references to DeGolyer and MacNaughton and to the use by reference in the "Our Business" section of information contained in our "Appraisal Report as of December 31, 2004 on Certain Properties owned by Abraxas Petroleum Corporation."


                                           Very truly yours,

                                           /s/ DeGolyer and MacNaughton
                                           ----------------------------
                                           DeGolyer and MacNaughton